Exhibit 10.6

Executed Version

REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF DECEMBER 19, 2016 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG QUINTANA ENERGY SERVICES, LP, A DELAWARE LIMITED PARTNERSHIP, ZB, NATIONAL ASSOCIATION (DBA AMEGY BANK), AS FIRST LIEN ADMINISTRATIVE AGENT (AS DEFINED THEREIN), AND CORTLAND CAPITAL MARKET SERVICES LLC, AS SECOND LIEN ADMINISTRATIVE AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

PLEDGE AGREEMENT

This Pledge Agreement, dated as of December 19, 2016 (this “Pledge Agreement”), is among Quintana Energy Services LP, a Delaware limited partnership (together with its permitted successors and assigns, the “Borrower”), certain Subsidiaries of the Borrower party hereto (each such Subsidiary, a “Guarantor” and collectively, the “Guarantors”, and together with the Borrower, each a “Pledgor” and collectively, the “Pledgors”), and Cortland Capital Market Services LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”)] for the Secured Parties (as defined in the Credit Agreement referred to below).

INTRODUCTION

WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, have entered into that certain Second Lien Credit Agreement, dated as of December 19, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”);

WHEREAS, each Guarantor has guaranteed the Obligations of the Borrower and the other Guarantors under the Credit Agreement pursuant to Article VIII thereof;

WHEREAS, the Lenders have conditioned their obligations under the Credit Agreement upon the execution and delivery by each Pledgor of this Pledge Agreement, and the Pledgors have agreed to enter into this Pledge Agreement;

NOW, THEREFORE, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees with the Administrative Agent for its benefit and the benefit of the Secured Parties as follows:

Section 1. Definitions.

(a) All capitalized terms used herein but not otherwise defined herein that are defined in the Credit Agreement shall have the meaning assigned to such terms in the Credit Agreement. Any terms defined in Articles 8 or 9 of the Uniform Commercial Code as in effect in the State of Texas as of the date hereof (“UCC”) and not otherwise defined herein shall have the meanings assigned to such terms in the UCC.

(b) All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. Article, Section, Schedule, and Exhibit references are to Articles and Sections of, and Schedules and Exhibits to, this Pledge Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement. As used herein, the term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.

Section 2. Pledge.

(a) Grant of Pledge. Subject in each case to the terms and conditions under the Intercreditor Agreement, each Pledgor hereby pledges to the Administrative Agent, and grants to the Administrative Agent, for its benefit and the benefit of the Secured Parties, a continuing lien on and security interest in the Collateral, as defined in Section 2(b) below. This Pledge Agreement shall secure all Obligations of the Pledgors now or hereafter existing under the Credit Agreement and the other Loan Documents to which any Pledgor is a party, including any extensions, modifications, substitutions, amendments, and renewals thereof, whether for principal, interest, fees, expenses, indemnifications or otherwise, in each case including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., as amended. All such obligations shall be referred to in this Pledge Agreement as the “Secured Obligations”.

(b) Collateral. “Collateral” shall mean all of each Pledgor’s right, title, and interest in the following, whether now owned or hereafter acquired by such Pledgor:

(i) all of the membership interests listed in the attached Schedule I issued to such Pledgor (the “Membership Interests”), all such additional membership interests of any issuer of such Membership Interests hereafter acquired by such Pledgor, the certificates (if any) representing the Membership Interests and all such additional membership interests, all of such Pledgor’s rights, privileges, authority, and powers as a member of the issuer of such Membership Interests under the applicable limited liability company operating agreement or similar constitutive document of such issuer or under any applicable Legal Requirement, and all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Membership Interests, including, without limitation, (A) any Proceeds from a sale by or on behalf of such Pledgor of any of the Membership Interests, and (B) any distributions, dividends, cash, instruments and other Property from time to time received or otherwise distributed in respect of the Membership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Membership Interests or the ownership thereof other than distributions received by such Pledgor in compliance with the Loan Documents (collectively, the “Membership Interests distributions”);

(ii) all of the general and limited partnership interests listed in the attached Schedule I issued to such Pledgor (the “Partnership Interests”), all such additional general or limited partnership interests of any issuer of such Partnership Interests hereafter acquired by such Pledgor, the certificates (if any) representing the Partnership Interests and all such additional partnership interests, all of such Pledgor’s rights, privileges, authority, and powers as a limited or general partner of the issuer of such Partnership Interests under the applicable partnership agreement or limited partnership agreement or similar constitutive document of such issuer or under any applicable Legal Requirement, and all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Partnership Interests, including, without limitation, (A) any Proceeds from a sale by or on behalf of such Pledgor of any of the Partnership Interests, and (B) any distributions, dividends, cash, instruments and other Property from time to time received or otherwise distributed in respect of the Partnership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Partnership Interests or the ownership thereof other than distributions received by such Pledgor in compliance with the Loan Documents (collectively, the “Partnership Interest distributions”);

(iii) all of the shares of stock listed in the attached Schedule I issued to such Pledgor (the “Pledged Shares”), all such additional shares of stock of any issuer of such Pledged Shares hereafter issued to such Pledgor, the certificates representing the Pledged Shares and all such additional shares, all of such Pledgor’s rights, privileges, authority, and powers as a shareholder of the issuer of such Pledged Shares under the applicable articles of incorporation, certificate of incorporation, bylaws or similar constitutive document of such issuer or under any applicable Legal Requirements, and all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Pledged Shares, including, without limitation, (A) any Proceeds from a sale by or on behalf of such Pledgor of any of the Pledged Shares, and (B) any distributions, dividends, cash, instruments and other Property from time to time received or otherwise distributed in respect of the Pledged Shares, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Pledged Shares or the ownership thereof other than distributions received by such Pledgor in compliance with the Loan Documents (collectively, the “Pledged Shares distributions”);

(iv) all indebtedness listed in the attached Schedule I, owing to such Pledgor from any direct or indirect Subsidiary of the Borrower (collectively, the “Pledged Debt”), all such additional indebtedness hereinafter owing to such Pledgor from any direct or indirect Subsidiary of the Borrower, any and all instruments evidencing such indebtedness, including promissory notes, bonds, debentures and other debt securities, and all interest, cash, instruments and other Property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the foregoing (collectively, the “Pledged Debt distributions”; together with the Membership Interest distributions, the Partnership Interest distributions and the Pledged Shares distributions, the “distributions”); and

(v) all additions and accessions to, substitutions and replacements of, and all products and proceeds from the Collateral described in paragraphs (i), (ii), (iii) and (iv) of this Section 2(b).

(c) Delivery of Collateral. All certificates or instruments, if any, representing the Collateral shall have been delivered to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, or, pursuant to the Intercreditor Agreement, the First Lien Agent (as defined in that certain Credit Agreement dated as of September 9, 2014, among the Borrower, the lenders party thereto, Amegy Bank, National Association, as administrative agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent or the Required Lenders. After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right (but not the obligation, unless directed to in writing by the Required Lenders), upon prior written notice to the Borrower, to transfer to or to register in the name of the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, or any of its nominees any of the Collateral, subject to the rights specified in Section 2(d). In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right (but not the obligation, unless directed to in writing by the Required Lenders) at any time to exchange the certificates or instruments representing the Collateral for certificates or instruments of smaller or larger denominations.

(d) Rights Retained by Pledgors. Subject in each case to the terms and conditions under the Intercreditor Agreement and notwithstanding the pledge in Section 2(a), so long as no Event of Default shall have occurred and remain uncured:

(i) or, if an Event of Default shall have occurred and remain uncured, until such time thereafter as such voting and other consensual rights have been terminated pursuant to Section 5 hereof, each Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to the Collateral for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement;

(ii) except as otherwise provided in the Credit Agreement, each Pledgor shall be entitled to receive and retain any dividends and other distributions paid on or in respect of the Collateral and the Proceeds of any sale of the Collateral and all payments of principal and interest on loans and advances made by such Pledgor to the issuer of the Collateral; and

(iii) at and after such time as voting and other consensual rights have been terminated pursuant to Section 5 hereof, each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, all proxies and other instruments as the Administrative Agent or the Required Lenders may reasonably request to (A) enable the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, to exercise the voting and other rights which such Pledgor is entitled to exercise pursuant to subsection (i) of this Section 2(d), and (B) to receive the dividends or other distributions and Proceeds of sale of the Collateral and payments of principal and interest which such Pledgor is authorized to receive and retain pursuant to paragraph (ii) of this Section 2(d).

Section 3. Pledgor’s Representations and Warranties. Subject in each case to the terms and conditions under the Intercreditor Agreement, each Pledgor jointly and severally represents and warrants to the Administrative Agent and the Secured Parties as follows:

(a) The Collateral listed on the attached Schedule I has been duly authorized and validly issued and, with regards to Pledged Stock, is fully paid and nonassessable.

(b) Each Pledgor is the legal and beneficial owner of the Collateral indicated on Schedule I, free and clear of any Lien, purchase option, call or similar right of a third party except for (i) the security interest created by this Pledge Agreement and (ii) other Permitted Liens.

(c) The Membership Interests listed on Schedule I constitute the percentage set forth on Schedule I of the issued and outstanding membership interests of each respective issuer thereof and all Membership Interests in which any Pledgor has any ownership interest on the date hereof. The Partnership Interests listed on the attached Schedule I constitute the percentage set forth on Schedule I of the issued and outstanding partnership interests of the respective issuer thereof and all Partnership Interests in which any Pledgor has any ownership interest on the date hereof. The Pledged Shares listed on the attached Schedule I constitute the percentage set forth on Schedule I of the issued and outstanding shares of capital stock of the respective issuer thereof and all Pledged Shares in which Pledgor has any ownership interest on the date hereof.

(d) The name of each Pledgor set forth on the signature pages to this Pledge Agreement is the exact legal name of such Pledgor on the date hereof.

Section 4. Pledgors’ Covenants. Subject in each case to the terms and conditions under the Intercreditor Agreement, during the term of this Pledge Agreement and until all of the Secured Obligations have been fully and finally paid and discharged in full, each Pledgor covenants and agrees with the Administrative Agent and the Secured Parties that:

(a) Protect Collateral. Each Pledgor will warrant and defend the rights and title herein granted unto the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

(b) Transfer, Other Liens, and Additional Shares. Each Pledgor will not (i) sell or otherwise dispose of, or grant any purchase option, call or similar right of a third party with respect to, any of the Collateral, except as permitted under the Credit Agreement or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for (A) the Liens and security interest under any Loan Document and (B) other Permitted Liens. Each

Pledgor further agrees that it will (1) cause each issuer of the Collateral which is a wholly-owned direct or indirect Subsidiary of the Borrower not to issue any other membership interests, partnership interests, capital stock or other securities in addition to or in substitution for the Collateral issued by such issuer, except to Pledgor and (2) pledge hereunder, on the later of (x) the date on which such Subsidiary complies with Section 5.10 of the Credit Agreement and (y) the date of its acquisition (directly or indirectly) thereof, any additional membership interests, partnership interests, capital stock or other securities of an issuer of the Collateral.

(c) Jurisdiction of Formation. No Pledgor shall amend, supplement, modify or restate its articles or certificate of incorporation, bylaws, limited liability company agreements, or other equivalent constitutive documents if such amendment, supplement, modification or restatement would be materially adverse to the interests of the Secured Parties.

(d) Further Assurances. Each Pledgor agrees that, at its sole cost and expense, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary and that the Administrative Agent or any Secured Party may reasonably request, in order to perfect, maintain and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent or any Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

Section 5. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a) UCC Remedies. To the extent permitted by law, the Administrative Agent may (and at the request of the Required Lenders shall), subject in each case to the terms and conditions under the Intercreditor Agreement, exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Pledge Agreement or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). This Pledge Agreement shall not be construed to authorize the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, to take any action prohibited by the UCC or to constitute a waiver by the Pledgor of any right that the UCC does not permit the Pledgor to waive.

(b) Dividends and Other Rights.

(i) Subject in each case to the terms and conditions under the Intercreditor Agreement, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 2(d)(i) may be exercised by the Administrative Agent if the Administrative Agent so elects, with the concurrence of, or shall, at the written direction of, the Required Lenders, and gives written notice of such election to Pledgor and all rights of Pledgor to receive the dividends and other distributions on or in respect of the Collateral and the proceeds of sale of the Collateral which it would otherwise be authorized to receive and retain pursuant to Section 2(d)(ii) shall cease at such time as the Administrative Agent gives written notice to Pledgor and such written notice is deemed effective pursuant to the provisions of the Credit Agreement related to effectiveness of notices.

(ii) All dividends and other distributions on or in respect of the Collateral and the proceeds of sale of the Collateral that are thereafter received by Pledgor shall be received in trust for the benefit of the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, shall be segregated from other funds of Pledgor, and shall be promptly paid over to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, as Collateral in the same form as so received (with any necessary endorsement).

(c) Sale of Collateral. Subject in each case to the terms and conditions under the Intercreditor Agreement, the Administrative Agent may, with the concurrence of, and shall, at the written direction of, the Required Lenders, sell all or part of the Collateral at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Administrative Agent or the Required Lenders may deem commercially reasonable in accordance with applicable laws. Each Pledgor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, each Pledgor hereby deems 10 days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market shorter notice may be reasonable. The Administrative Agent shall not, if it is directed by the Required Lenders not to do so, be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Administrative Agent may, with the concurrence of, and shall, at the written direction of, the Required Lenders, adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor shall cooperate fully with the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, in all respects in selling or realizing upon all or any part of the Collateral. In addition, each Pledgor shall fully comply with federal and state securities laws and take such actions as may be reasonably necessary to permit the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, to sell or otherwise dispose of any securities representing the Collateral in compliance with such laws.

(d) Exempt Sale. If, in the opinion of the Administrative Agent or the Required Lenders, there is any question that a public or semipublic sale or distribution of any Collateral will violate any state or federal securities law, the Administrative Agent in its discretion may, with the concurrence of, and shall, at the written direction of, the Required Lenders (i) offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to the imposition of restrictive legends on any certificates representing the security, or (ii) sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Administrative Agent shall be deemed to be not “commercially reasonable” solely because so made. Each Pledgor shall cooperate fully with the Administrative Agent (or any officer or employee or agent thereof) in all reasonable respects in selling or realizing upon all or any part of the Collateral.

(e) Application of Collateral. Subject in each case to the terms and conditions under the Intercreditor Agreement, the proceeds of any sale, or other realization upon all or any part of the Collateral pledged by any Pledgor shall be applied by the Administrative Agent as set forth in Section 7.06 of the Credit Agreement.

(f) Cumulative Remedies. Each right, power and remedy herein specifically granted to the Administrative Agent or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise, and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Administrative Agent (or the Required Lenders) in its (or their) sole discretion. No failure on the part of the Administrative Agent or any Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right.

Section 6. Administrative Agent as Attorney-in-Fact for Pledgors.

(a) Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent and any officer or employee or agent thereof as such Pledgor’s attorney-in-fact, with full authority after the occurrence and during the continuance of an Event of Default to act for such Pledgor and in the name of such Pledgor, and, in the Administrative Agent’s discretion, subject to such Pledgor’s revocable rights specified in Section 2(d), to take any action and to execute any instrument which the Administrative Agent or any Secured Party may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse, and collect all instruments made payable to the Pledgor representing the proceeds of the sale of the Collateral, or any distribution in respect of the Collateral and to give full discharge for the same. EACH PLEDGOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION IS IRREVOCABLE AND COUPLED WITH AN INTEREST.

(b) Administrative Agent May Perform. Subject in each case to the terms and conditions under the Intercreditor Agreement, the Administrative Agent may from time to time, at its option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform within five (5) Business Days after being requested in writing by the Administrative Agent or the Required Lenders so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default and after notice thereof by the Administrative Agent or the Required Lenders to such Pledgor) and the Administrative Agent may from time to time take any other action which the Administrative Agent or any Secured Party reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, the reasonable expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of Base Rate Advances, shall be payable by each Grantor to the Administrative Agent on demand and shall constitute Secured Obligations secured hereby.

(c) Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (for its benefit and the ratable benefit of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent and the Secured Parties shall have no duty as to any Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(d) Reasonable Care. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

Section 7. Miscellaneous.

(a) Expenses. Each Pledgor will upon demand pay to the Administrative Agent for its benefit and the benefit of the Secured Parties the amount of any reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Administrative Agent and the Secured Parties may incur in connection with (i) the custody, preservation, use, or operation of, or the sale, collection, or other realization of, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Administrative Agent or any Secured Party hereunder, and (iii) the failure by any Pledgor to perform or observe any of the provisions hereof.

(b) Amendments, Etc. Subject in each case to the terms and conditions under the Intercreditor Agreement, no amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall be effective unless made in writing and authenticated by the Borrower, each Pledgor affected thereby and the Administrative Agent. In addition, no such amendment or waiver shall be effective unless given or entered into with the necessary approvals of either the Required Lenders or all Lenders as required under the terms of the Credit Agreement. Any such waiver or consent, whether by the Administrative Agent or the Administrative Agent and the Lenders shall be effective only in the specific instance and for the specific purpose for which given.

(c) Addresses for Notices. All notices and other communications provided for hereunder shall be in the manner and to the addresses set forth in the Credit Agreement.

(d) Continuing Security Interest; Transfer of Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and, subject in each case to the terms and conditions under the Intercreditor Agreement and unless expressly released by the Administrative Agent (at the direction of the requisite Lenders), shall (i) remain in full force and effect until the Secured Obligations (including all Letter of Credit Obligations) are fully satisfied, all Letters of Credit have terminated or expired, all obligations of the Issuing Bank and the Lenders in respect of Letters of Credit have terminated or expired and the Commitments have terminated or expired, (ii) be binding upon the Pledgors, the Administrative Agent, the Secured Parties and their successors and assigns, and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of and be binding upon, the Administrative Agent, the Secured Parties and their respective successors, transferees, and assigns. Upon the payment in full and termination of the Secured Obligations (including all Letter of Credit Obligations), the termination or expiration of all Letters of Credit, the termination or expiration of all obligations of the Issuing Bank and the Lenders in respect of Letters of Credit and the termination or expiration of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors to the extent such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Without limiting the generality of the foregoing clause, when any Lender assigns or otherwise transfers any interest held by it under the Credit Agreement or other Loan Document to any other Person pursuant to the terms of the Credit Agreement or other Loan Document, that other Person shall thereupon become vested with all the benefits held by such Lender under this Pledge Agreement. Upon any such termination, the Administrative Agent will, at the Borrower’s expense, deliver all Collateral to the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request in writing and take any other actions reasonably requested to evidence or effect such termination.

(e) Waivers. Each Pledgor hereby waives:

(i) promptness, diligence, notice of acceptance, and any other notice with respect to any of the Secured Obligations and this Pledge Agreement;

(ii) any requirement that the Administrative Agent or any Secured Party protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Pledgor or any other Person or any collateral; and

(iii) any duty on the part of the Administrative Agent to disclose to any Pledgor any matter, fact, or thing relating to the business, operation, or condition of such Pledgor and its respective assets now known or hereafter known by such Person.

(f) Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

(g) Choice of Law. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Texas.

(h) Counterparts. For the convenience of the parties, this Pledge Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same Pledge Agreement.

(i) Reinstatement. If, at any time after the Secured Obligations (including all Letter of Credit Obligations) are fully satisfied, all Letters of Credit have terminated or expired,

all obligations of the Issuing Bank and the Lenders in respect of Letters of Credit have terminated or expired, the Commitments have terminated or expired and the termination of the Administrative Agent’s, for its benefit and the ratable benefit of the Secured Parties, security interest, any payments on the Secured Obligations previously made by any Pledgor or any other Person must be disgorged by the Administrative Agent or any Secured Party for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of such Pledgor or such Person, this Pledge Agreement and the Administrative Agent’s, for its benefit and the ratable benefit of the Secured Parties, security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and such Pledgor shall sign and deliver to the Administrative Agent all documents, and shall do such other acts and things, as may be necessary to reinstate and perfect the Administrative Agent’s, for its benefit and the ratable benefit of the Secured Parties, security interest.

(j) Entire Agreement. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(k) Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Administrative Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by the Administrative Agent hereunder, are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature Pages Follow]

Executed Version

The parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

PLEDGOR:

QUINTANA ENERGY SERVICES LP

By: Quintana Energy Services GP LLC, its General Partner

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President

Signature Page to Pledge Agreement

By signing below, each of the following Subsidiaries of the Borrower (the equity interests of which constitute Collateral hereunder) confirms that an executed copy of this Pledge Agreement has been submitted to it and acknowledges the pledge of the Collateral pursuant to this Pledge Agreement.

QES DIRECTIONAL DRILLING, LLC

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President

ARCHER PRESSURE PUMPING LLC

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President

QES PRESSURE CONTROL LLC (f/k/a Great White Pressure Control LLC)

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President

ARCHER LEASING AND PROCUREMENT LLC

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President

Signature Page to Pledge Agreement

QES WIRELINE LLC (f/k/a Archer Wireline LLC)

By:	/s/ Rogers Herndon
Name:	Rogers Herndon
Title:	President

Q DIRECTIONAL MGMT, INC.

By:	/s/ Gary Hammons
Name:	Gary Hammons
Title:	Senior Vice President and Secretary

CENTERLINE TRUCKING, LLC

By:	/s/ Gary Hammons
Name:	Gary Hammons
Title:	Chief Financial Officer and Secretary

TWISTER DRILLING TOOLS, LLC

By:	/s/ Gary Hammons
Name:	Gary Hammons
Title:	Senior Vice President and Secretary

Q CONSOLIDATED OIL WELL SERVICES, LLC

By:	/s/ Jon D. Klugh
Name:	Jon D. Klugh
Title:	Vice President

Signature Page to Pledge Agreement

CIS-OKLAHOMA, LLC

By:	/s/ Jon D. Klugh
Name:	Jon D. Klugh
Title:	Vice President

CONSOLIDATED OIL WELL SERVICES, LLC

By:	/s/ Jon D. Klugh
Name:	Jon D. Klugh
Title:	Vice President

CONSOLIDATED OWS MANAGEMENT, INC.

By:	/s/ Jon D. Klugh
Name:	Jon D. Klugh
Title:	Vice President

OKLAHOMA OILWELL CEMENTING COMPANY

By:	/s/ Jon D. Klugh
Name:	Jon D. Klugh
Title:	Vice President

Signature Page to Pledge Agreement

ADMINISTRATIVE AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent

By:	/s/ Emily Ergang Pappas
Name:	Emily Ergang Pappas
Title:	Associate Counsel

Signature Page to Pledge Agreement

SCHEDULE I

PLEDGED COLLATERAL

I.	Membership Interests

Pledgor	Pledged Subsidiary	State or Country of Organization (Pledged Subsidiary)	Class of Membership Interests	Certificate(s) No(s).	Percentage of Interests

Quintana Energy Services LP	Archer Pressure Pumping LLC	Delaware	Membership Interest	N/A	100%

Quintana Energy Services LP	QES Pressure Control LLC (f/k/a Great White Pressure Control LLC)	Oklahoma	Membership Interest	N/A	100%

Quintana Energy Services LP	Archer Leasing and Procurement LLC	Texas	Membership Interest	N/A	100%

Quintana Energy Services LP	QES Wireline LLC	Delaware	Membership Interest	N/A	100%

Quintana Energy Services LP	QES Directional Drilling, LLC	Delaware	N/A	N/A	100%

Quintana Energy Services LP	Q Consolidated Oil Well Services, LLC	Delaware	N/A	N/A	100%

QES Directional Drilling, LLC	Centerline Trucking, LLC	Delaware	N/A	N/A	100%

QES Directional Drilling, LLC	Twister Drilling Tools, LLC	Delaware	N/A	N/A	100%

Q Consolidated Oil Well Services, LLC	CIS-Oklahoma, LLC	Delaware	N/A	N/A	100%

Q Consolidated Oil Well Services, LLC	Consolidated Oil Well Services, LLC	Delaware	N/A	N/A	100%

Schedule I to Pledge Agreement – Page 1

II.	Partnership Interests

None.

III.	Shares

Pledgor	Pledged Subsidiary	State or Country of Organization (Pledged Subsidiary)	Class of Stock	Certificate(s) No(s).	Number of Shares

QES Directional Drilling, LLC	Q Directional MGMT, Inc.	Delaware	Common stock	1	1,000

Q Consolidated Oil Well Services, LLC	Oklahoma Oilwell Cementing Company	Oklahoma	Common stock	12	900

Consolidated Oil Well Services, LLC	Consolidated OWS Management, Inc.	Delaware	Common stock	001	1,000

IV.	Intercompany Indebtedness

None.

Schedule I to Pledge Agreement – Page 2